December 1, 2004
Prospectus
First American Funds, Inc.
ASSET CLASS ~ Money Market Funds

Money Market Fund Class A Shares	Prime Obligations Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summary

     Prime Obligations Fund

Policies & Services

     Buying Shares

     Selling Shares

     Managing Your Investment

Additional Information

     Management

     More About The Fund

     Financial Highlights

For More Information

Fund Summary

Introduction

This section of the prospectus describes the objective of the First American Prime Obligations Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the fund, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Money Market Fund Class A Shares

Fund Summary

Prime Obligations FUND

Objective

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Prime Obligations Fund invests in high-quality short-term debt obligations, including:

  securities issued by the U.S. government or one of its agencies or instrumentalities.
  U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers’ acceptances).
  commercial paper.
  non-convertible corporate debt securities.
  loan participation interests.
  repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers first consider general economic factors, market conditions, and the short-term interest rate environment in determining what types of short-term instruments (i.e., commercial paper, repurchase agreements, etc.) to purchase. The portfolio managers then select the specific instruments to be purchased.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security.

The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks, and foreign corporations.

Principal Risks

The principal risks of investing in this fund include:

  Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of your investment to decline.
  The level of income you receive from the fund will be affected by movements in short-term interest rates.
  Foreign securities in which the fund invests, although dollar-denominated, may present some additional risk. Political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table illustrates the fund’s average annual total returns over different time periods. Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund’s performance would be reduced.

Prospectus –	First American Money Market Fund Class A Shares

Fund Summary

Prime Obligations FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR 1

1.22%	0.52%

2002	2003

Best Quarter: Quarter ended	March 31, 2002	0.35%
Worst Quarter: Quarter ended	December 31, 2003	0.10%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Prime Obligations Fund [2]	9/24/01	0.52%	1.00%

1 Total return for the period from 1/1/04 through 9/30/04 was 0.38%.

2 Prior to 12/1/03, the Class A shares were named “Class S” shares.

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES

Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
Annual Maintenance Fee[1] only charged to accounts with balances below $500	$50
ANNUAL FUND OPERATING EXPENSES[2] (as a percentage of average net assets)

Management Fee	0.10%
Distribution (12b-1) Fee	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Miscellaneous	0.20%
Total Annual Fund Operating Expenses	0.80%
Less Contractual Waiver of Fund Expenses[3]	(0.02)%
Net Expenses[3]	0.78%

1The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

2Annual Fund Operating Expenses are based on the fund’s most recently completed fiscal year, but reflect current fee waivers .

3 The advisor has contractually agreed to waive fees and reimburse other fund expenses until November 30, 200 5 , so that Net Expenses do not exceed 0.78%. These fee waivers and expense reimbursements may be terminated at any time after November 30, 200 5 at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$80
3 years	$253
5 years	$442
10 years	$988

Prospectus –	First American Money Market Fund Class A Shares

Policies & Services

Buying Shares

The fund issues its shares in multiple classes. This prospectus offers Class A shares.

Class A shares are offered at net asset value with no front-end or contingent deferred sales charge, but with an annual distribution (12b-1) fee of 0.25% and an annual shareholder servicing fee of 0.25%.

12b-1 Fees

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay its distributor an annual fee of 0.25% of average daily net assets for the distribution and sale of its shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fund’s distributor uses the distribution fee to compensate investment professionals or financial institutions for providing distribution-related services to the fund.

Your investment professional or financial institution will continue to receive Rule 12b-1 fees relating to your shares for as long as you hold those shares.

Shareholder Servicing Plan

The fund also has adopted a non-12b-1 shareholder servicing plan and agreement. Under this plan and agreement, the fund pays U.S. Bancorp Asset Management, Inc. a shareholder servicing fee at an annual rate of 0.25% of average daily Class A share net assets for providing or arranging for the provision of shareholder services to the holders of Class A shares. No distribution-related services are provided under this plan and agreement.

The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution’s customers.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share next calculated after the receipt of your order. You pay no front-end or back-end sales charge. The NAV is generally calculated as of 3:30  p.m. Central time every day the New York Stock E xchange is open.

The fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The securities held by the fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than looking at actual changes in the market value of the instrument. The fund’s net asset value is normally expected to be $1 per share.

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. box may not be accepted. We may also ask for other identifying documents or information.

You may become a shareholder in the fund with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The fund has the right to waive these minimum investment requirements for employees of the fund’s advisor , COUNTRY Capital Management Company, and their affiliates. The fund also has the right to reject any purchase order.

You may buy shares on any day when the New York Stock Exchange (NYSE) is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the NYSE. Your shares will be priced at the next NAV calculated after your purchase order is received in proper form by the fund or one of its “authorized financial intermediaries.” An “authorized financial intermediary” is an investment professional or financial institution that the fund has authorized to accept orders on its behalf. To make sure that your order is in proper form, you must follow the directions for purchasing shares given below and supply the fund with any identifying information required under Federal law, as discussed above.

The fund will accept purchase orders, even if the NYSE is closed, on those days on which Federal reserve banks are open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase requests. The fund will not accept exchanges from other funds unless the NYSE is open.

By Phone.     You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the fund’s distributor. Orders placed through an authorized financial intermediary will be priced at the NAV calculated on that day if received by the intermediary by 3:30 p.m. Central time. In the case of other investment professionals or financial institutions, you will have to transmit your request by an earlier time in order for your purchase request to be priced at that day’s NAV. This allows your investment professional

Prospectus –	First American Money Market Fund Class A Shares

Policies & Services

Buying Shares continued

or financial institution time to process your request and transmit it to the fund by the deadline specified above.

Some investment professionals or financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

You may also purchase shares by notifying COUNTRY Funds at (800) 245-2100 and making a wire transfer from your bank. Your bank must be a member of the Automated Clearing House (ACH) network. All information will be taken over the telephone, and your order will be priced at the next NAV calculated after the fund’s custodian receives your payment by wire. After you have notified COUNTRY Funds that you will be purchasing shares by wire, contact your bank to wire federal funds using the following instructions:

U.S. Bank National Association
ABA Number: 0750-00022

For Credit to: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137

For Further Credit to:  (Investor Name, Investor Account Number, and Fund Name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail.    If you choose to purchase your shares by mail, your shares will be priced at the next NAV calculated after your written request is received in proper form by the fund.

To purchase shares by mail, simply complete and sign an application, enclose a check made payable to the Prime Obligations Fund, and mail both to:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight express mail may be sent to:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

  all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to the Prime Obligations Fund.
  cash, including cashier’s checks or money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards may not be accepted.
  if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.
  if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred by the fund as a result of your check failing to clear .

Investing Automatically

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis by having $100 or more ($25 for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts) automatically withdrawn from your bank account on a periodic basis and invested in fund shares. You may apply for participation in this program through your investment professional or financial institution or by calling COUNTRY Funds at (800) 245-2100.

Prospectus –	First American Money Market Fund Class A Shares

Policies & Services

Selling Shares

How to Sell Shares

You may sell your shares on any day when the New York Stock Exchange (NYSE) is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the NYSE. Your shares will be sold at the next NAV calculated after your redemption is received in proper form by the fund or an authorized financial intermediary. To ensure that your request is in proper form, follow the directions for selling shares given below.

The fund will accept redemption orders, even if the NYSE is closed, on those days on which Federal reserve banks are open, the primary trading markets for the fund’s portfolio instruments are open and the fund’s management believes there is adequate liquidity to meet redemption requests. The fund will not accept exchanges from other funds unless the NYSE is open.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

By Phone.     If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. If your investment professional or financial institution is an authorized financial intermediary, your shares will be sold at the NAV calculated on that day if received by 3:30 p.m. Central time. In the case of other investment professionals or financial institutions, you will have to call by an earlier time in order for your shares to be priced at that day’s NAV. This allows your investment professional or financial institution time to process your request and transmit it to the fund by the deadline specified above.

Some investment professionals or financial institutions may charge a fee for helping you sell shares. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling COUNTRY Funds at (800) 245-2100 before 3:30  p.m. Central time. Calls received after this time will be processed the following business day. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The fund reserves the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail.   If you choose to redeem your shares in writing, your shares will be sold at the next NAV calculated after your written request is received in proper form by the fund.

To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight express mail may be sent to:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

  name of the fund.
  account number.
  dollar amount or number of shares redeemed.
  name on the account.
  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

  you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.
  you would like the check mailed to an address other than the address on the fund’s records , or you have changed the address on the fund’s records within the last 30 days.
  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Checking Account.   You may sign up for check writing privileges when you complete a new account form, or by calling your investment professional, financial institution, or the fund. With a fund checking account, you may redeem shares simply by writing a check for $100 or more. Call COUNTRY Funds at (800) 245–2100 for more information.

Please note that you may not use a check to close your account.

Systematic Withdrawals

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

Prospectus –	First American Money Market Fund Class A Shares

Policies & Services

Selling Shares continued

Accounts with Low Balances

If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  deduct a $50 annual account maintenance fee, or
  close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

How to Exchange Shares

Exchanges may be made only on days when the New York Stock Exchange is open.

If your investment goals or your financial needs change, you may move from Prime Obligations Fund to a COUNTRY Fund or any of the following First American funds: Equity Income Fund, International Fund, Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, or High Income Bond Fund (individually, a “selected First American Fund,” collectively, the “selected First American Funds”). There is no fee to exchange shares.

You may exchange your shares only for shares of the same class of the other selected First American Fund or COUNTRY Fund. Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your shares for another selected First American Fund or COUNTRY Fund of the same class, you will have to pay the sales charge imposed by the fund into which you are exchanging , unless your money market fund shares were originally issued in exchange for shares of a selected First American Fund or Country Fund that had a sales charge.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes.

By Phone.   If both funds have identical shareholder registration s , you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call COUNTRY Funds at (800) 245-2100. Your instructions must be received before 3:30  p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day. If your investment professional or financial institution is not an authorized financial intermediary, you will have to call by an earlier time in order for your shares to be exchanged at that day’s NAV.

Contact your investment professional or financial institution directly for more information. To request an exchange through the funds, call COUNTRY Funds at (800) 245-2100.

By Mail.   To exchange shares by written request, please follow the procedures under “Selling Shares.” Be sure to include the names of both funds involved in the exchange.

Telephone Transactions

You may buy, sell, or exchange shares by telephone, unless you elected on your application to restrict this privilege. If you wish to reinstate this option on an existing account, please call COUNTRY Funds at (800) 245-2100 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Systematic Exchange Program

You may make automatic monthly exchanges of your Prime Obligations Class A shares for Class A shares of a selected First American Fund or a COUNTRY Fund. Investing a fixed dollar amount at regular intervals, sometimes referred to as “dollar cost averaging,” may have the effect of reducing the average cost per share of the fund acquired.

To set up a systematic exchange program, you initially purchase an amount of shares equal to the total amount that you wish to invest in the selected First American Fund or COUNTRY Fund. On a monthly basis, the dollar amount of the shares will then be exchanged for shares of the selected First American Fund or COUNTRY Fund within the same class. Exchanges of shares will be subject to the applicable sales charge imposed by the selected First American Fund or COUNTRY Fund into which you are exchanging. You may wish to execute a letter of intent in connection with a systematic exchange program. (A letter of intent indicates a non-binding intent to purchase $50,000 or more of selected First American Fund or COUNTRY Fund Class A shares over a 13-month period, which lowers your sales charge. See the prospectus of the selected First American Fund or COUNTRY Fund into which you plan to exchange for more information.)

You may set up a systematic exchange program through your investment professional or financial institution, or by calling
COUNTRY Funds at (800) 245-2100.

Prospectus –	First American Money Market Fund Class A Shares

Policies & Services

Managing Your Investment

Staying Informed

Shareholder Reports.   Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, the auditors’ report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call COUNTRY Funds at (800) 245–2100.

Statements and Confirmations.   Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each non-systematic purchase or sale of fund shares. Generally, a fund does not send statements for shares held in a brokerage account.

Dividends and Distributions

Dividends from the fund’s net investment income are declared daily and paid monthly. If the fund receives your wire transfer payment or exchange order for fund shares by 3:30 p.m. Central time, you will begin to accrue dividends on that day. In the case of shares purchased by check, because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, you will begin to accrue dividends on the first business day after the fund receives your check (provided your check is received by 3:30 p.m. Central time). If you redeem shares and your request is received by 3:30 p.m. Central time, you will receive a dividend on the day of your redemption request if the Fund pays your redemption proceeds by check, but you will not receive a dividend on the day of your redemption request if the Fund pays your redemption proceeds by wire.

Dividends will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in a selected First American Fund or COUNTRY Fund, or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV. In addition, even if you have requested that your distributions be paid in cash, all distributions under $10 will be reinvested in shares of the fund.

Taxes

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Dividends you receive from the fund are generally taxable as ordinary income for federal income tax purposes, whether you reinvest them or take them in cash. Dividends attributable to income from U.S. government securities may be exempt from state personal income taxes. Dividends from the fund will not be eligible for the maximum 15% tax rate that applies to “qualified dividend income.” You should consult your tax advisor for more information.

Prospectus –	First American Money Market Fund Class A Shares

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the fund’s investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 200 4 , U.S. Bancorp Asset Management and its affiliates had more than $119 billion in assets under management, including investment company assets of more than $53 billion. As investment advisor, U.S. Bancorp Asset Management manages the fund’s business and investment activities, subject to the authority of the fund’s board of directors.

The fund pays the investment advisor a monthly fee for providing investment advisory services. For the fund’s most recently completed fiscal year, it paid the investment advisor a monthly fee equal to 0.08 % of average daily net assets.

Direct Correspondence to:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Minneapolis, MN 55440- 0701

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the fund’s investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of the fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the fund.

Administration Services.   U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc. and First American Strategy Funds, Inc., and up to 0.15% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the fund and receives distribution fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the fund.

Shareholder Servicing Fees.    The fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.25% of its average daily net assets attributable to Class A shares for providing or arranging for the provision of shareholder services to the holders of its Class A shares.

Portfolio Management

The fund is managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Money Market Fund Class A Shares

Additional Information

More About The Fund

Investment Strategies

The fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the fund’s investment advisor believes are most likely to be important in trying to achieve the fund’s objective . You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call COUNTRY Funds at (800) 245-2100.

In addition to the securities specified in the “Fund Summary” section, the fund may invest in other money market funds that invest in the same types of securities as the Prime Obligations Fund, including money market funds advised by the fund’s investment advisor. To avoid duplicative investment advisory fees, when the fund invests in another money market fund advised by the fund’s investment advisor, the investment advisor reimburses the fund an amount equal to the fund’s proportionate share of the investment advisory fee paid by the other money market fund to the investment advisor. If the fund invests in money market funds advised by another investment advisor, you will bear both your proportionate share of the expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such other money market fund.

Investment Approach

The fund complies with Securities and Exchange Commission regulations that apply to money market funds. These regulations require that the fund’s investments mature within 397 days from the date of purchase, and that the average maturity of the fund’s investments (on a dollar-weighted basis) be 90 days or less. The fund may invest in securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to regulations which allow the fund to consider some of these securities as having maturities shorter than their stated maturity dates. All of the fund’s investments must be in U.S. dollar-denominated high quality securities which have been determined by the fund’s advisor to present minimal credit risks and are rated in one of the two highest rating categories by one or more nationally-recognized statistical ratings organizations (NRSRO) or are deemed by the advisor to be of comparable quality to securities having such ratings. In addition, at least 95% of the fund’s total assets must be invested in securities rated in the highest rating category by an NRSRO or deemed to be of comparable quality by the fund’s advisor.

Investment Risks

The principal risks of investing in the fund are summarized in the “Fund Summary” section.

Prospectus –	First American Money Market Fund Class A Shares

Additional Information

Financial Highlights

Financial Highlights

The table that follows presents performance information about the Class A Shares of the Prime Obligations Fund. This information is intended to help you understand the fund’s financial performance for the past five years or, if shorter, the period of the fund’s operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the table represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm , whose report, along with the fund’s financial statements, is included in the fund’s annual report, which is available upon request.

Prime Obligations Fund

	Fiscal year ended September 30,			Fiscal period ended September 30, 2001[2]
	2004[1]	2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00

Net Investment Income	0.005	0.007	0.014	—
Dividends (from net investment income)	(0.005)	(0.007)	(0.014)	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.48%	0.67%	1.46%	0.04%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,296,169	$120,863	$34,147	$—
Ratio of Expenses to Average Net Assets	0.78%	0.78%	0.78%	—
Ratio of Net Investment Income to Average Net Assets	0.50%	0.59%	1.31%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	0.80%	0.80%	0.81%	—
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	0.48%	0.57%	1.28%	—

1 On December 1, 2003, existing Class S shares of the fund were designated as Class A shares.

2Class A shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return.

3Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Money Market Fund Class A Shares

For More Information

More information about the fund is available in the fund’s Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.

You can obtain a free copy of the fund’s SAI and/or free copies of the fund’s most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROMMR    12/04

SEC file number:    811-03313